SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Even Keel Managed Risk Fund

Even Keel Opportunities Managed Risk Fund

Even Keel Traveler Managed Risk Fund

Even Keel Explorer Managed Risk Fund

each a series of

Northern Lights Fund Trust III

[DATE], 2014

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders (the “Shareholder Meeting”) of the Even Keel Managed Risk Fund, the Even Keel Opportunities Managed Risk Fund, the Even Keel Traveler Managed Risk Fund and the Even Keel Explorer Managed Risk Fund (the “Old Funds”), each a series of Northern Lights Fund Trust III (“NLFT III”), a Delaware statutory trust.

The meeting is scheduled to be held at [TIME] on [DATE], 2014, at 80 Arkay Drive Hauppauge, New York 11788.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval in connection with a proposal to reorganize each of the Old Funds into a newly created series (the “New Funds”) of Northern Lights Fund Trust II (“NLFT II”), a Delaware statutory trust with its principal offices at 17605 Wright Street, Omaha, Nebraska 68130  (the “Reorganization”). The Old Funds are each currently organized as a series of NLFT III, an investment company with its principal offices at 17605 Wright Street, Omaha, Nebraska 68130. If shareholders approve the Reorganization, it will take effect on or about [DATE], 2014. At that time, the Old Fund shares you currently own would be exchanged on a tax-free basis for corresponding shares of the equivalent New Fund with the same aggregate value.

Important Information to Help you Understand and Vote on the Proposal

Q & A: Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of an Old Fund which requires your vote.  The chart below shows how the funds will be organized as a result of the Reorganization.

Northern Lights Fund Trust III (Old Funds) (Class)	Proposed to be Reorganized into	Northern Lights Fund Trust II (New Funds) (Class)
Even Keel Managed Risk Fund Class A Shares (EKMRX) Class I Shares (EKMIX)	è	Even Keel Managed Risk Fund Class A Shares Class I Shares
Even Keel Opportunities Managed Risk Fund Class A Shares (EKOPX) Class I Shares (EKOIX)	è	Even Keel Opportunities Managed Risk Fund Class A Shares Class I Shares

Even Keel Traveler Managed Risk Fund Class A Shares (EKTMX) Class I Shares (EKTIX)	è	Even Keel Traveler Managed Risk Fund Class A Shares Class I Shares
Even Keel Explorer Managed Risk Fund Class A Shares (EKEMX) Class I Shares (EKEIX)	è	Even Keel Explorer Managed Risk Fund Class A Shares Class I Shares

What Is The Purpose Of The Reorganization?

The primary purpose of the Reorganization is to move the Old Funds from NLFT III to NLFT II in an attempt to gain operational efficiencies which may result in lower shareholder expenses.

Milliman Financial Risk Management LLC, the investment adviser to the Old Funds (“Milliman” or the “Adviser”), currently serves as the investment adviser to a different mutual fund that is organized as a series of NLFT II.  Milliman has determined that by consolidating all of the mutual funds for which it acts as investment adviser into a single trust, these funds may be able to achieve operational efficiencies, which may result in lower expenses for each of the Old Funds. This may be accomplished through the consolidation of shareholder communications and reports, the reduction of duplicative requirements that result from using two trusts, and potential reduction of third party vendor pricing through economies of scale by having additional assets in a single trust rather than split between two trusts.  Further, Milliman believes consolidation of each of the “Even Keel” branded mutual funds under one trust will reduce confusion and provide a clear message about philosophy and strategies, thereby improving each Fund’s opportunities for growth.  This may lead to benefits for shareholders because, as assets increase, shareholder expenses may be reduced.

Milliman will continue to serve as investment adviser for the New Funds and the persons responsible for the day-to-day management of the Funds will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Old Funds or their shareholders as a result of the Reorganization.

The only changes that will occur as a result of the Reorganization are that (1) the New Funds will be overseen by a different Board of Trustees, (2) the New Funds will have different officers, (3) the New Funds will offer additional share classes, (4) Class A shares of the New Funds will impose a traditional front-end sales load, (5) the New Funds will impose a redemption fee on certain redemptions within 30 days of purchase, and (6) the New Funds will have different legal counsel.

The Board of Trustees of NLFT III is different than the Board of Trustees of NLFT II.  NLFT II also has different officers than NLFT III. Each Old Fund currently offers and each corresponding New Fund will offer Class A and Class I shares.  However, each New Fund will also offer additional classes of shares not included in the Reorganization. The Old Funds’ Class A shares currently do not impose a front-end sales load on purchases.  The New Funds will impose a traditional front-end sales load of up to 5.75% on purchases of Class A shares; however, this front-end sales load would not apply to the shares received by the Old Fund shareholders in the Reorganization.  The New Funds will deduct a 1.00% redemption fee of the amount redeemed on shares held less than 30 days; however, shares of the New Funds acquired in the Reorganization will not be subject to the redemption fee. Alston & Bird, LLP as counsel to NLFT II, will serve as the New Funds’ legal counsel. All of the other third party servicing arrangements (custody, administration, transfer agency, fund accounting, distribution, and compliance) will remain the same for the New Funds at NLFT II as they are for the Old Funds at NLFT III.

Milliman recommends that the Old Funds be reorganized each as a new series of NLFT II.

How Will the Reorganization Work?

The Reorganization will involve three steps:

1.

The transfer of all of the assets and liabilities of each Old Fund to the corresponding New Fund in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Old Fund then outstanding;

2.

The pro rata distribution of shares on a per class basis of each New Fund to shareholders of record of the Old Fund as of the effective date of the Reorganization in full redemption of all shares of each Old Fund; and

3.

The complete liquidation and termination of the Old Funds.

The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value of the corresponding Old Fund shares you held immediately before the Reorganization. Milliman is the investment adviser to the Old Funds, and will continue to act as the investment adviser to the New Funds. The day-to-day investment management of the portfolios of the New Funds will be provided by the same portfolio manager that currently manages the Old Funds.

How Will Approval Of The Reorganization Affect The Operation Of The Old Funds?

Approval of the Reorganization will not affect the Old Funds’ investment objectives, principal investment strategies, and/or associated risks. In fact, each New Fund’s investment objectives, principal investment strategies and associated risks are identical to those of the corresponding Old Fund.  Milliman, the current adviser to the Old Funds, will continue to act as the adviser to the New Funds. The day-to-day investment management of the portfolio of the New Funds will be provided by the same portfolio manager that currently manages the Old Funds.  Further, it is anticipated that the net expenses of the New Funds upon closing of the Reorganization will be the same or lower than the current net expenses of the Old Funds.

Who Is Paying The Expenses Related To The Shareholder Meeting And The Reorganization?

The Adviser will pay all costs relating to the Reorganization, including the costs relating to the Shareholder Meeting and the Proxy Statement.

Is Additional Information About The Old Fund Available?

Yes, additional information about each of the Old Funds is available in the:

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Prospectus for each Old Fund and for each New Fund;

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Annual and Semi-Annual Report to Shareholders of each of the Old Funds; and

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Statement of Additional Information for each of the Old Funds.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of all of these documents are available upon request without charge by writing to or calling:

Northern Lights Fund Trust III	Northern Lights Fund Trust II
17605 Wright Street	17605 Wright Street
Omaha, Nebraska 68130	Omaha, Nebraska 68130
855-745-7939	855-745-7939

You also may view or obtain these documents from the SEC:

In Person:

At the SEC’s Public Reference Room in Washington, D.C.

By Phone:

202-551-8090

By Mail:

Public Reference Room

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20002

By Email:

publicinfo@sec.gov

(duplicating fee required)

By Internet:

www.sec.gov

(“Northern Lights Fund Trust II” for information on the New Funds).

(“Northern Lights Fund Trust III” for information on the Old Funds).

How Does The Board Suggest That I Vote?

After careful consideration, NLFT III’s Board of Trustees recommends that you vote “FOR” the Reorganization. Please see the Proxy Statement for a discussion of the NLFT III Board’s considerations in making its recommendations.

Will My Vote Make A Difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon, and we encourage all shareholders to participate in the governance of the Old Funds.  Your immediate response will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Old Funds may not receive enough votes to go forward with the Shareholder Meeting.  If this happens, the Reorganization would be delayed, and we may need to solicit votes again, which increases costs.

How Do I Place My Vote?

You may provide NLFT III with your vote by mail, via the internet, over the phone, on the internet or in person. You may use the enclosed postage-paid envelope to mail your proxy card. You may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot.

Whom Do I Call If I Have Questions?

We will be happy to answer your questions about this proxy solicitation.  Please call shareholder services at [855-745-7939] between [TIME] a.m. and [TIME] p.m., Monday through Friday.

If you have any questions, please call us at [855-745-7939] and we will be glad to assist you.

Sincerely,

Andrew Rogers President
Northern Lights Fund Trust III

Even Keel Managed Risk Fund

Even Keel Opportunities Managed Risk Fund

Even Keel Traveler Managed Risk Fund

Even Keel Explorer Managed Risk Fund

each a series of
Northern Lights Fund Trust III

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [DATE], 2014

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust III (“NLFT III”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Shareholder Meeting”) of the Even Keel Managed Risk Fund, the Even Keel Opportunities Managed Risk Fund, the Even Keel Traveler Managed Risk Fund and the Even Keel Explorer Managed Risk Fund, each a series of NLFT III (each an “Old Fund” and collectively, the “Old Funds”), to be held at 80 Arkay Drive, Hauppauge, New York 11788, on [DATE], 2014 at [TIME].

The shareholders of the Old Funds are being asked to consider the following proposals:

1.

To approve an Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of each Old Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II (each a “New Fund” and collectively, the “New Funds”).  The transfer would be (a) an exchange of your shares of an Old Fund for the same class of shares of the corresponding New Fund equivalent in value to the outstanding shares of the Old Fund, and (b) the assumption by each New Fund of all of the liabilities of the corresponding Old Fund.

2.	To transact other business that may properly come before the meeting and any adjournments thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

Shareholders are invited to attend the Shareholder Meeting in person.  Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote using the telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By Order of the Board of Trustees,

Eric Kane, Secretary

[DATE], 2014

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [DATE], 2014:

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization) and Proxy Voting Ballot are available at [WEBSITE].

Even Keel Managed Risk Fund

Even Keel Opportunities Managed Risk Fund

Even Keel Traveler Managed Risk Fund

Even Keel Explorer Managed Risk Fund

each a series of

Northern Lights Fund Trust III

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

___________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [DATE], 2014

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Northern Lights Fund Trust III (“NLFT III”) on behalf of the Even Keel Managed Risk Fund, the Even Keel Opportunities Managed Risk Fund, the Even Keel Traveler Managed Risk Fund and the Even Keel Explorer Managed Risk Fund (each an “Old Fund” and collectively, the “Old Funds”), each a series of NLFT III, for use at a special meeting of shareholders (the “Shareholder Meeting”) to be held at 80 Arkay Drive Hauppauge, New York 11788 on [DATE], 2014 at [TIME], and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [DATE], 2014.

The Shareholder Meeting has been called by the Board of Trustees for the following purposes:

1.

To approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), a copy of which is attached as Appendix A to this Proxy Statement, under which all of the assets of each Old Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II (each a “New Fund” and collectively, the “New Funds”).  The transfer would be (a) an exchange of your shares of an Old Fund for the same class of shares of the corresponding New Fund equivalent in value to the outstanding shares of the Old Fund, and (b) the assumption by each New Fund of all of the liabilities of the corresponding Old Fund (collectively, the “Reorganization”). The Reorganization structure is presented below:

OLD FUNDS (series of Northern Lights Fund Trust III)	To be Reorganized into	NEW FUNDS (series of Northern Lights Fund Trust II)
Even Keel Managed Risk Fund	è	Even Keel Managed Risk Fund
Even Keel Opportunities Managed Risk Fund	è	Even Keel Opportunities Managed Risk Fund
Even Keel Traveler Managed Risk	è	Even Keel Traveler Managed Risk
Even Keel Explorer Managed Risk Fund	è	Even Keel Explorer Managed Risk Fund

2.

To transact other business that may properly come before the meeting and any adjournments thereof.

Only shareholders of record of the Old Funds at the close of business on [RECORD DATE], 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

A copy of the Old Funds most recent annual report and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to Northern Lights Fund Trust III at 17605 Wright Street Omaha, Nebraska 68130, or by calling 855-745-7939.

PROPOSAL 1:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Overview

At a meeting held on August 27-28, 2014, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of NLFT III (the “Independent Trustees”), considered and unanimously approved the Plan of Reorganization, a copy of which is attached to this Proxy Statement as Appendix A.  Under the Plan of Reorganization, the Old Funds, each a series of NLFT III, will assign all of their assets to the corresponding New Funds, each a newly organized series of NLFT II in exchange solely for (1) the number of New Fund shares equivalent in value and class to shares of the Old Fund outstanding immediately prior to the Closing Date (as defined below), and (2) each New Fund’s assumption of all of the corresponding Old Fund’s liabilities, followed by a distribution of those shares to the Old Fund’s shareholders so that the Old Fund’s shareholders receive shares of a  New Fund equivalent in value and class to the shares of an Old Fund held by such shareholder on the closing date of the transaction, which is currently set to be on or about [DATE], 2014 (the “Closing Date”).  Both the Old Funds and New Funds are sometimes referred to in this Proxy  Statement as a “Fund.”  Like NLFT III, NLFT II is an open-end investment company registered with the SEC.

If the Plan of Reorganization is approved by the shareholders of the Old Funds, they will become shareholders of the New Funds.  The New Fund’s investment objectives, principal investment strategies and investment risks are identical to those of the corresponding Old Fund.  In addition, the current investment adviser to each of the Old Funds, Milliman Financial Risk Management Inc. (“Milliman” or the “Adviser”), will continue to serve as the investment adviser to each of the New Funds.

The only changes that will occur as a result of the Reorganization are: (1) the New Funds will be overseen by a different Board of Trustees, (2) the New Funds will have different officers, (3) the New Funds will offer additional share classes, (4) Class A shares of the New Funds will impose a traditional front-end sales load, (5) the New Funds will impose a redemption fee on certain redemptions within 30 days of purchase, and (6) the New Funds will have different legal counsel. The Board of Trustees of NLFT III is different than the Board of Trustees of NLFT II.  NLFT II also has different officers than NLFT III. Each Old Fund currently offers and each corresponding New Fund will offer Class A and Class I shares.  However, each New Fund will also offer additional classes of shares not included in the Reorganization. The Old Funds’ Class A shares currently do not impose a front-end sales load on purchases.  The New Funds will impose a traditional front-end sales load of up to 5.75% on purchases of Class A shares; however, this front-end sales load would not apply to the shares received by the Old Fund shareholders in the Reorganization. The New Funds will deduct a 1.00% redemption fee of the amount redeemed on shares held less than 30 days; however, shares of the New Funds acquired in the Reorganization will not be subject to the redemption fee.  Alston & Bird, LLP as counsel to NLFT II, will serve as the New Funds’ legal counsel. All of the other third party servicing arrangements (custody, administration, transfer agency, fund accounting, distribution, and compliance) will remain the same for the New Funds at NLFT II as they are for the Old Funds at NLFT III.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Old Funds or their shareholders as a result of the Reorganization. The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser, and not the Old or New Funds.  If approved, the Reorganization is expected to take effect on or about [DATE], although the date may be adjusted in accordance with the Plan of Reorganization.

Reasons For The Reorganization

The primary purpose of the Reorganization is to move the Old Funds from NLFT III to NLFT II in an attempt to gain operational efficiencies which may result in lower shareholder expenses.

Each of the Old Funds are branded as “Even Keel” mutual funds and advised by Milliman.  Milliman currently serves as the investment adviser to a different mutual fund also branded under the “Even Keel” name that is organized as a series of NLFT II.  Milliman has determined that by consolidating all of its “Even Keel” funds into a single trust, it may be able to achieve operational efficiencies, which may result in lower expenses for each of the “Even Keel” funds. This may be accomplished through the consolidation of shareholder communications and reports, the reduction of duplicative requirements that result from using two trusts, and potential reduction of third party vendor pricing through economies of scale by having additional assets in a single trust rather than split between two trusts.  Further, Milliman believes consolidation of each of the “Even Keel” funds under one trust will allow the New Funds a greater opportunity for asset growth and will reduce confusion and provide a clear message about philosophy and strategies, thereby improving each Fund’s opportunities for growth.  This may lead to benefits for shareholders because, as assets increase, shareholder expenses may be reduced.

Summary Of Agreement And Plan Of Reorganization

Below is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

The Plan of Reorganization provides that the number of full and fractional shares per class to be issued by each of the New Funds in connection with the Reorganization will be the same as the number of shares owned by each of the Old Fund’s shareholders on the Closing Date.  The Plan of Reorganization also provides that the net asset value of shares per class of the New Funds will be the same as the net asset value of shares of the Old Funds. The value of the assets to be transferred by each Old Fund will be will be calculated at the time of the closing of the Reorganization.

The Old Funds will distribute the New Fund shares they receive in the Reorganization to their shareholders. Shareholders of record of each of the Old Funds will be credited with shares of the same class of the corresponding New Fund having an aggregate value equal to the Old Fund shares that the shareholder holds of record on the Closing Date.

The Plan of Reorganization may be terminated by resolution of the Board of Trustees of NLFT III or the Board of Trustees of NLFT II on behalf of the Old Funds or on behalf of the New Funds, respectively, under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Plan of Reorganization. An important condition to closing is that the Old Funds receive a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes, subject to certain qualifications. As such, the Reorganization will not be taxable for such purposes to the Old Funds, the New Funds or the Old Funds’ shareholders. The closing is also conditioned upon both the Old Funds and the New Funds receiving the necessary documents to transfer the Old Funds’ assets and liabilities in exchange for corresponding shares of the New Funds.

NLFT III Board Considerations

At a meeting held on August 27-28, 2014, the Board of Trustees of NLFT III approved the proposed Reorganization after reviewing detailed information regarding the Reorganization and its effect on the shareholders of the Old Funds.  The NLFT III Board considered the following matters, among others, in approving the proposal (each reference to the “Board” in the below discussion refers to the NLFT III Board):

▪

Terms and Conditions of the Reorganization. The Board reviewed the terms of the Plan of Reorganization, noting that the Reorganization would be submitted to the Old Funds’ shareholders for approval.  The Board discussed Milliman’s determination that, through the consolidation of the mutual funds for which it acts as investment adviser into a single trust, it may be able to achieve operational efficiencies that may result in lower expenses for the Old Funds’ shareholders. In addition, the Board also noted that the Reorganization may reduce confusion related to having the “Even Keel” brand split into two trusts, thereby improving each Old Fund’s opportunity for growth and expense reductions through economies of scale.

▪

No Dilution of Shareholder Interests and Continuity of Advisory Services. In considering the Reorganization, the Board noted that the Reorganization would not result in any dilution of shareholder interests in the Old Funds. The Board noted that the New Funds will continue to be managed by Milliman through the same portfolio managers, and as such, the New Funds would receive at least a comparable level of advisory services to as is currently being provided to the Old Funds.

▪

Expenses Relating to the Reorganizations, Assumption of Liabilities and Tax Consequences. The Board also reflected on the fact that Milliman has agreed to assume all of the expenses associated with the Reorganization. The Board further discussed the fact that, under the Plan of Reorganization, each New Fund would assume all of the liabilities of the corresponding Old Fund, and that such liabilities would not remain with the Trust.  Finally, the Board considered that each Reorganization is expected to not result in taxable income or gain or other adverse federal tax consequences to shareholders.

▪

Effect of the Reorganization on Fund Expenses and Advisory Fees. The Board reviewed information regarding fees and expenses and noted that Milliman’s advisory fee is not expected to change and that the New Funds are expected have the same or lower expense ratios than the Old Funds.  The Board did note changes in front end sales charges and redemption fees would not be applicable to the shares received in the Reorganization.

▪

Investment Objectives, Policies, Restrictions, and Other Differences. The Board reviewed the investment objectives, policies, and investment restrictions, noting no material changes between the Old Funds and the New Funds.  The Board also discussed certain other differences between the Old Funds and the New Funds and concluded that they were not material and not expected to have an impact on the day-to-day management of the New Funds.

Based the Board’s review of the circumstances presented and the recommendation of Milliman and the NLFT III officers, the Board unanimously approved the Plan of Reorganization, subject to the approval by the Old Funds’ shareholders, and recommends that each Old Fund shareholder vote “FOR” the approval of the Plan of Reorganization.

COMPARISON OF THE OLD FUNDS AND THE NEW FUNDS

The Old Funds are each a series of NLFT III, a Delaware statutory trust, and each of the New Funds is organized as a series of NLFT II, a Delaware statutory trust.  Each New Fund has been created as a shell series of NLFT II solely for the purpose of the proposed Reorganization.  Set forth below is a comparison of Old Funds’ and New Funds’ investment objectives, principal investment strategies and risks, fees and expenses, third party services providers, shareholder information and other aspects of the Funds.

Investment Objectives, Limitations & Restrictions; Principal Investment Strategies; Risks.

The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for each New Fund will be identical to those of the corresponding Old Fund.  Set forth below is a summary of the investment objectives, principal investment strategies and principal risks of the Old Funds and the New Funds.  The investment objective of each of the Old Funds is to provide total return consistent with long-term capital preservation, while seeking to manage volatility and reduce downside risk during severe, sustained market declines. For detailed information about the principal investment strategies and risks of the Old Funds, as well as each of their investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for each Old Fund which are incorporated herein by reference.

Fees and Expenses.

The Reorganization is not expected to result in an increase in shareholder fees or annual fund operating expenses. In fact, the fees and expenses of the New Funds are expected to be identical to, or lower than the fees and expenses of the Old Funds.  More detailed information about each New Fund’s annual fund operating expenses is set forth in the applicable New Fund’s Prospectus.

Minimum Initial and Subsequent Investment Amounts

The New Funds have the same investment minimums as the Old Funds.  The minimum initial investment for Class A shares in the Funds is $2,500, and the minimum subsequent investment is $100.  The minimum initial investment for the Class I shares in the Funds is $100,000, and the minimum subsequent investment is $100.

Redemptions

You may redeem any or all of your shares in an Old Fund or, after the Reorganization, a New Fund by writing or telephoning the Old Fund or New Fund, or by participating in the Fund’s automatic withdrawal plan.  The New Funds’ automatic withdraw plan is identical to the Old Funds’ automatic withdraw plan. Under the automatic withdrawal plan, you may redeem a specified amount of money from your account through the use of electronic funds transfers.  In order to participate in the automatic withdrawal plan, your account balance must be at least $10,000.

Dividends and other Distributions

Each of the New Funds will have the same dividend and distribution policies as the Old Funds.  Shareholders who have elected to have dividends and capital gain distributions reinvested in an Old Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the New Fund’s shares following the Reorganization.

Fiscal Year

The Old Funds currently operate on a fiscal year ending September 30.  Following the Reorganization, the New Funds will assume the financial history of the corresponding Old Funds and will continue to operate on a fiscal year ending September 30 of each year.

Comparison Of Valuation Procedures

Generally, the procedures by which NLFT II intends to value the securities of the New Funds is the same as the procedures used by NLFT III to value the securities of the Old Funds.  In all cases where a price is not readily available and no other means are available for determining a price, both NLFT II and NLFT III turn to their fair value procedures for guidance.  Applying NLFT II’s valuation policies after the Reorganization to the New Funds is not expected to result in material differences in the New Funds’ net asset values compared to applying NLFT III’s valuation policies to the Old Funds prior to the Reorganization.

Share Classes

Each Old Fund currently offers, and each corresponding New Fund will offer Class A and Class I shares.  Each New Fund will also offer additional classes of shares, including Class C, Class F, Class R-1, and Class R-2 shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses that are likely to result in different share prices.

Sales Charges and Redemption Fees

No sales charges or redemption fees will be imposed on shareholders in connection with the Reorganization.

Class A shares of each New Fund will be offered at their public offering price, which is its Net Asset Value plus the applicable front-end sales charge of up to a maximum of 5.75% of the initial purchase price. The sales charge varies, depending on how much you invest, and may be waived for investments over a certain amount. The Old Funds’ Class A shares are offered at their Net Asset Value and do not impose a sales charge on purchases of Class A shares. There are no sales charges on reinvested distributions and exchanges of Class A shares of one Old Fund for Class A shares of another Old Fund and there will be no sales charges on reinvested distributions and exchanges of Class A shares of one New Fund for Class A shares of another New Fund following the Reorganization. Both the New Funds and the Old Funds do not impose deferred sales charges for Class A shares. Class I shares of both the New Funds and the Old Funds do not have any front-end or deferred sales charges. The New Funds will deduct a 1.00% redemption fee of the amount redeemed on shares held less than 30 days.  The Old Funds did not charge a redemption fee.  However, shares of the New Funds acquired in the Reorganization will not be subject to the redemption fee.

More detailed information about the sales charges (including ways to reduce or eliminate this charge) and redemption fees for each New Fund is set forth in the applicable New Fund’s prospectus.

Distribution and Service (Rule 12b-1) Fee Comparison

NLFT II has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each New Fund that are substantially identical in all material respects to the Distribution and Shareholder Servicing Plans currently in effect with respect to the corresponding Old Fund.  The fee rates under each corresponding Plan for each New Fund are not changed as compared to each Old Fund.

MANAGEMENT

Investment Adviser

Milliman Financial Risk Management Inc., a registered investment adviser located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606, serves as the investment adviser to the Old Funds and will be the investment advisor to the New Funds. Subject to the oversight of the Board, the Adviser is responsible for the day-to-day management of the Old Funds in accordance with each Old Fund’s investment objective, policies and restrictions.  This includes making investment decisions, as well as buying and selling securities. The Adviser was established in 1998 and also advises other investment companies, insurance companies, financial institutions, and other pooled investment vehicles in addition to the Old Funds.  The Adviser is a wholly owned subsidiary of Milliman, Inc.

For its services, each Old Fund pays the Adviser, on a monthly basis, an annual advisory fee equivalent to 0.52% of each of the Old Funds’ average daily net assets.

Portfolio Management Team

The Old Funds are managed on a day to day basis by Blake Graves and Zack Brown. The portfolio managers will not change as a result of The Reorganization.  For more detailed information about each Fund’s portfolio managers, including their principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information for the Old Funds.

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

Independent Accountants

BBD, LLP, located at 1835 Market Street, 26th Floor Philadelphia, PA 19103, currently serves as each Old Fund’s independent accountant and, subject to approval of NLFT II Board, will continue in the same capacity for each of the New Funds following the Reorganization.  BBD, LLP will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Northern Lights Distributors, LLC ("NLD or the Distributor"), which serves as the distributor and principal underwriter of each Old Fund, will continue, subject to approval of the NLFT II Board, to serve in the same capacity for each of the New Funds following the Reorganization. The Distributor is obligated to sell the shares of the New Funds on a best efforts basis only against purchase orders for the shares. Shares of each New Fund are offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services

Gemini Fund Services, LLC, the administrator, fund accountant, transfer agent and dividend disbursing agent of each Old Fund (“GFS”), will continue, subject to approval of the NLFT II Board, to serve in the same capacity to the New Funds following the Reorganization.  GFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Old Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, GFS provides the Old Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Custodian

Union Bank, N.A., located at 400 California Street, San Francisco, CA  94104, is custodian of the Old Funds’ investments (the “Custodian”).  The Custodian will, subject to approval of the NLFT II Board, continue to serve in the same capacity for each of the New Funds.  The Custodian acts as the Old Funds’ depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), located at 17605 Wright Street, Omaha, Nebraska 68130, provides a Chief Compliance Officer to NLFT III as well as related compliance services pursuant to a consulting agreement between NLCS and the NLFT III. NLCS will, subject to approval of the NLFT II Board, continue to serve in the same capacity for the New Funds.

Legal Services

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 currently serves as NLFT III's legal counsel. Alston & Bird LLP, 950 F Street NW, Washington, D.C. 20004 serves as the counsel to NLFT II and, accordingly, will be the New Funds’ legal counsel following the Reorganization.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the New Funds will be overseen by the Board of Trustees of NLFT II (the “NLFT II Board”) in accordance with NLFT II’s Agreement and Declaration of Trust and NLFT II’s By-Laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The NLFT II Board consists of five individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of NLFT II and Milliman (“Independent Trustees”). NLFT III’s Board consists of five Trustees, all of whom are Independent Trustees. Pursuant to the Governing Documents of NLFT II, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The NLFT II Board retains the power to conduct, operate and carry on the business of NLFT II and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of NLFT II's purposes. The Board of Trustees of NLFT III possesses similar powers to elect officers and conduct, operate and carry on the business of NLFT III.  The Trustees, officers, employees and agents of NLFT II, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. NLFT III offers the same limitation of liability to its Trustees, officers, employees and agents.

Board Leadership Structure.  The NLFT II Board is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.  Mr. Nielsen is an interested person by virtue of his affiliation with GFS (Fund Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC

(Fund Distributor). Under certain 1940 Act governance guidelines that apply to NLFT II, the Independent Trustees will meet in executive session, at least quarterly. Under NLFT II’s Agreement and Declaration of Trust and By-Laws, the Chairman of the NLFT II Board is responsible for (a) presiding at NLFT II Board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for NLFT II Board meetings and (ii) providing information to the NLFT II Board members in advance of each NLFT II Board meeting and between NLFT II Board meetings.   The NLFT II believes that (i) its Chairman, (ii) Keith Rhoades, the independent chair of the Audit Committee,  and, (iii) as an entity, the full NLFT II Board of Trustees, provide effective leadership that is in the best interests of NLFT II, its funds and each shareholder. The Board has not appointed a Lead Independent Trustee at this time.

NLFT II Board Risk Oversight.  The NLFT II Board is comprised of Mr. Nielsen and four Independent Trustees with a standing independent Audit Committee with a separate chair. The NLFT II Board is responsible for overseeing risk management, and the full NLFT II Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the NLFT II Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustees and Officers.  The Trustees and officers of NLFT II, together with information as to their principal business occupations during the past five years and other information, are shown below.  Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130.

Independent Trustees of NLFT II

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	26	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	26	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	26	None
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	26	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers of NLFT II

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011

Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

			26	None
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC ( 2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012);	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Funds’ Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor), Northern Lights Compliance Services, LLC (the Funds’ Compliance provider) and Gemcom, LLC (the Funds’ Edgar and printing service provider).

Board Committees

Audit Committee.  The NLFT II Board has an Audit Committee, which is comprised of the independent members of the NLFT II Board.  The Audit Committee reviews financial statements and other audit-related matters for the Funds.  The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence.  The Audit Committee meets at least four times annually.

Nominating Committee.  The NLFT II Board has a Nominating Committee, which is comprised of the independent members of the NLFT II Board. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The NLFT II Board has a Compensation Committee, which is comprised of the independent members of the NLFT II Board. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the independent members of the Board of Trustees. The Compensation Committee will generally meet annually.

Comparison of Trustees’ And Officers’ Fees

The Old Funds

Trustees’ and officers’ expenses and fees are Trust-wide expenses, and each series of NLFT III (including the Old Funds) pays a portion of the Trust-wide expenses.  NLFT III pays each Independent Trustee an annual fee of $24,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid quarterly.  The Audit Committee Chairman receives an additional annual fee of $3,500.  In addition, the Chairman of the Board receives an additional annual fee of $3,500.  No "interested persons" who serve as a Trustee of NLFT III will receive any compensation for their services as Trustee. None of the executive officers receive compensation from NLFT III. NLFT III does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

The New Funds

Trustees’ and officers’ expenses and fees are Trust-wide expenses, and each series of NLFT II (including the New Funds) pays a portion of the Trust-wide expenses.  Each NLFT II Trustee who is not an interested person of NLFT II or the Adviser receives a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman receives a $1,250 additional quarterly fee.  The “interested persons” who serve as NLFT II Trustees receive no compensation for their services as NLFT II Trustees. None of the executive officers receive compensation from NLFT II. NLFT II does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of the Reorganization, NLFT III and NLFT II will receive an opinion of counsel to NLFT III to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided the Reorganization so qualifies, the Old Funds, the New Funds, and the shareholders of the Old Funds will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis of, and the holding period for, the New Fund shares received by each shareholder of the corresponding Old Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Old Fund shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the New Fund shares received, the Old Fund shares exchanged must have been held as capital assets by the shareholder).

Each Old Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, each Old Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.  Note that because (1) for certain federal tax purposes, each New Fund will be treated just as the corresponding Old Fund would have been treated if there had been no Reorganization, with the result that, among other things, the Reorganization will not terminate an Old Fund’s taxable year and the part of its taxable year before the Reorganization will be included in the corresponding New Fund’s taxable year after the Reorganization, and (2) the New Funds will operate on a fiscal, and therefore taxable, year ending December 31 of each year, which is a continuation of the Old Funds taxable year ending September 31 of each year.

Provided that the Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally:

•

Each participating Old Fund will not recognize any gain or loss as a result of the Reorganization;

•

Each Old Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding New Fund shares in exchange for such shareholder’s Old Fund shares pursuant to the Reorganization;

•

The tax basis in and holding period for the Old Fund’s assets will be maintained when transferred to the New Fund; and

•

Each Old Fund shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Old Fund shares held immediately before the Reorganization.

Although NLFT III is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisers.

VOTING SECURITIES, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Voting Securities

Shareholders of the Old Funds at the close of business on the Record Date will be entitled to be present and vote at the Shareholder Meeting.  Each shareholder will be entitled to one vote for each whole Old Fund share and a fractional vote for each fractional Old Fund share held as of the Record Date.  Shareholders of each Old Fund will vote separately on the Reorganization, without regard to the class of shares held.  As of the Record Date, there were issued and outstanding the following number of shares for each Old Fund.

Fund	Number of Shares
Even Keel Managed Risk Fund Class A Class I
Even Keel Opportunities Managed Risk Fund Class A Class I
Even Keel Traveler Managed Risk Class A Class I
Even Keel Explorer Managed Risk Fund Class A Class I

Principal Shareholders and Management Ownership

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of any one of the Old Funds.  Any person who owns of record or beneficially 5% or more of the outstanding shares of any one of the Old Funds is deemed to be an “affiliated person” of that Fund.  A “control person” is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of any of the Old Funds. As of [DATE], 2014, the following shareholders were considered to be either a control person or an affiliated person of an Old Fund:

Fund Name	Shareholder and Address	Percentage of Fund Owned
Even Keel Managed Risk Fund
Even Keel Opportunities Managed Risk Fund
Even Keel Traveler Managed Risk
Even Keel Explorer Managed Risk Fund

As of [DATE], 2014, the Officers and Trustees of NLFT III, as a group, owned less than 1% of each Old Fund.

OTHER INFORMATION

The Board knows of no other business to be brought before the Shareholder Meeting.  However, if any other matters properly come before the Shareholder Meeting, to the extent permitted by law,

proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

Submission Of Shareholder Proposals

NLFT III does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of NLFT III at c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Participation in the Shareholder Meeting and Revocation of Proxies

If you wish to participate in the Shareholder Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own. You may vote in one of three ways:

•

Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•

Vote on the internet at the website address printed on your proxy ballot; or

•

Call the toll-free number printed on your proxy ballot

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Old Funds. You may also give written notice of revocation in person at the Shareholder Meeting. All properly executed proxies received in time for the Shareholder Meeting will be voted as specified in the proxy, or, if no specification is made, shares will be voted FOR the proposal.

Quorum And Required Vote For The Old Funds

The presence in person or by proxy of the holders of record of one-third of the shares of an Old Fund issued and outstanding and entitled to vote shall constitute a quorum with respect to that Old Fund for the transaction of business at the Shareholder Meeting.  The approval of the Plan of Reorganization with respect to an Old Fund requires the affirmative vote of a majority of its shares, as defined below, either in person or by proxy.  For purposes of each proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Old Fund present at the meeting, if 50% or more of the outstanding voting securities of such Old Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Old Fund. Consummation of the Reorganization with respect to each Old Fund is not contingent upon shareholders of all or any particular Old Fund (other than the Old Fund in question) approving the Reorganization and may be consummated with respect to those Old Funds where shareholder approval of the Reorganization has been obtained even if shareholders of one or more Old Funds have not approved the Reorganization.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist an Old Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Old Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Old Fund, without further notice to the shareholders of the Old Funds, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

Solicitation Of Shareholder Vote

The Board of Trustees of NLFT III is making this solicitation of proxies.  [NLFT III has engaged AST Fund Solutions, LLC, 1200 Wall Street West, 3rd Floor, Lyndhurst, NJ 07071, a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to AST Fund Solutions, LLC are approximately $_________].  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser.  In addition to solicitation by mail, NLFT III will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each of the Old Funds of whom they have knowledge, and Adviser will reimburse them for their expenses in so doing.  Certain officers, employees and agents of NLFT III and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified NLFT III of their desire to receive multiple copies of the reports and proxy statements that NLFT III sends.  If you would like to receive an additional copy, please contact NLFT III by writing to c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130 or by calling 855-745-7939.  The Old Funds will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of an Old Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [DATE], 2014, between (i) NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (“NLFT II”), on behalf of the Even Keel Managed Risk Fund, the Even Keel Opportunities Managed Risk Fund, the Even Keel Traveler Managed Risk Fund and the Even Keel Explorer Managed Risk Fund, (each a “New Fund” and collectively, the “New Funds”), each a series of NLFT II, (ii) NORTHERN LIGHTS FUND TRUST III, a Delaware statutory Trust (“NLFT III”), on behalf the Even Keel Managed Risk Fund, the Even Keel Opportunities Managed Risk Fund, the Even Keel Traveler Managed Risk Fund and the Even Keel Explorer Managed Risk Fund, (each an “Old Fund” and collectively, the “Old Funds”), each a series of NLFT III (NLFT II and NLFT III are each sometimes referred to herein as an “Investment Company” and collectively as “Investment Companies,” and the New Funds and Old Funds are sometimes referred to herein, collectively, as the “Funds”), and (iii) Milliman Financial Risk Management, LLC, a Delaware limited liability company (“Milliman”), solely with respect to paragraph 6.  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Funds, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Investment Companies wish to effect four reorganizations as described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  Each reorganization will involve an Old Fund changing its identity -- by converting from a series of NLFT III to a series of NLFT II -- by (1) transferring all of its assets to the corresponding New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the corresponding Old Fund’s liabilities, (2) distributing those shares pro rata to the corresponding Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each a “Board” and collectively the “Boards”) including a majority of its members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each respective Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, in the case of the Old Funds, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Old Fund currently offers two classes of shares, Class A shares and Class I shares (collectively, the “Old Fund Shares”).   Each of the New Funds will offer the same two classes of shares, Class A and Class I (collectively, the “New Fund Shares”). The rights, powers, privileges, and obligations of the New Fund Shares will be substantially similar to those of the Old Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.

PLAN OF REORGANIZATION

1.1

Subject to the requisite approval of the Old Funds’ shareholders and the terms and conditions set forth herein, the Old Funds shall assign, sell, convey, transfer, and deliver all of their assets described in paragraph 1.2 (“Assets”) to their corresponding New Funds.  In exchange therefor, each New Fund shall:

(a)

issue and deliver to the corresponding Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

(b)

assume all of the corresponding Old Fund’s liabilities as set forth in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2

The Assets of each Old Fund shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – each Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Old Fund’s books at that time; and the Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to NLFT II.

1.3

Each New Fund shall assume all of the Liabilities of the corresponding Old Fund, whether accrued or contingent, known or unknown, existing at the Effective Time whether or not they are reflected on the Statement of Assets and Liabilities, excluding that proportion of the Reorganization Expenses (as defined in paragraph 3.3(b)) that are to be borne by Milliman pursuant to paragraph 6. The Liabilities of each Old Fund shall include amounts subject to recoupment by Milliman under each Fund’s expense limitation agreement.  Notwithstanding the foregoing, each Old Fund will endeavor to discharge all of its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4

At or before the Closing, each New Fund shall redeem its Initial Share (as defined in paragraph 5.7) for the amount at which it is issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), each Old Fund shall distribute all of the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by NLFT II’s transfer agent’s opening accounts on each New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional corresponding Old Fund Shares that Shareholder holds at the Effective Time. The aggregate net asset value (“NAV”) of the New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the corresponding Old Fund Shares, as applicable, that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Old Funds’ shareholder records.  NLFT II shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5

Any transfer taxes payable on the issuance and transfer of a New Fund’s Shares in a name other than that of the registered holder on the corresponding Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6

Any reporting responsibility of the Old Funds to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7

After the Effective Time, the Old Funds shall not conduct any business except in connection with their termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Old Funds shall terminate.

2.

CLOSING AND EFFECTIVE TIME

2.1

Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after [DATE], 2014 (“Effective Time”).  The Closing shall be held at the offices of 80 Arkay Drive, Hauppauge, NY 11788 or at such other place as to which the Investment Companies agree.

2.2

NLFT III shall cause the custodian of the Old Funds’ assets (“Old Custodian”) (a) to make each of the Old Funds’ portfolio securities available to NLFT II (or to its custodian (“New Custodian”), if NLFT II so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the corresponding New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Old Funds’ assets are deposited, in the case of the Old Funds’ portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  NLFT III shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Old Custodian by NLFT III, the Old Custodian has delivered all of each of the Old Funds’ portfolio securities, cash, and other Assets to the New Custodian for each of the corresponding New Funds’ account, and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to NLFT II that such information, as reflected on the New Funds’ books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3

With respect to the Old Funds, NLFT III shall deliver, or shall direct its transfer agent to deliver, to NLFT II at the Closing, an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number and class of full and fractional outstanding Old Fund Shares each such Shareholder owns, at the Effective Time, certified by NLFT III’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  NLFT II shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing, an authorized officer’s certificate as to the opening of accounts on the New Funds’ shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to NLFT III that the New Fund Shares to be credited to the Old Funds at the Effective Time have been credited to the applicable Old Fund’s account on those records.

2.4

NLFT III shall deliver to NLFT II and to Milliman within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on each Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Old Funds.

2.5

At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, opinions, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.

REPRESENTATIONS AND WARRANTIES

3.1

NLFT III, on the Old Funds’ behalf, represents and warrants to NLFT II, on the New Funds’ behalf, as follows:

(a)

NLFT III (1) is a Delaware statutory trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Agreement and Declaration of Trust dated December 30, 2011 (“NLFT III Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)

Each Old Fund is a duly established and designated series of NLFT III;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of NLFT III’s Board; and this Agreement constitutes a valid and legally binding obligation of NLFT III, with respect to the Old Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)

At the Effective Time, NLFT III will have good and marketable title to the Assets for each of the Old Funds’ benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, NLFT II, on each New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)

NLFT III, with respect to the Old Funds, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, NLFT III’s Declaration or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which NLFT III, on the Old Funds’ behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which NLFT III, on the Old Funds’ behalf, is a party or by which it is bound;

(f)

At or before the Effective Time, either (1) all material contracts and other commitments of each of the Old Fund’s (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the corresponding New Funds’ assumption of any Liabilities of the Old Funds thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights NLFT III may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)

No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to NLFT III’s knowledge, threatened against NLFT III involving an Old Fund or any properties or assets attributable or allocable to an Old Fund, that, if adversely determined, would materially and adversely affect the Old Fund’s financial condition or the conduct of its business; and NLFT III, on the Old Funds’ behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects an Old Fund’s business or NLFT III’s ability to consummate the transactions contemplated hereby;

(h)

Each of the Old Funds’ Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the period ended March 31, 2014, are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”), and those Statements (copies of which NLFT III has furnished to NLFT II), present fairly, in all material respects, each Old Fund’s financial condition at the date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Old Funds required to be reflected on their balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)

Since March 31, 2014, there has not been any material adverse change in any Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by an Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities the Old Funds hold, the discharge of the Old Funds’ Liabilities, or the redemption of the Old Fund Shares by shareholders shall not constitute a material adverse change;

(j)

All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Old Funds required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of NLFT III’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and each Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)

Each Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes; each Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each completed taxable year of its operation and at all times through the Closing, each Old Fund has met (or will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852; each Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and each Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to them;

(l)

All issued and outstanding shares of the Old Funds are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by NLFT III and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding shares of the Old Funds will, at the Effective Time, be held by the persons and in the amounts set forth on the Old Funds’ shareholder records, as provided in paragraph 2.3; and the Old Funds do not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)

Each Old Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2)  as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n)

The information to be furnished by NLFT III for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by NLFT III shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(o)

NLFT III’s Declaration permits NLFT III to vary its shareholders’ investment; NLFT III does not have a fixed pool of assets; and the Old Funds are each a managed portfolio of securities, and the Old Funds’ investment adviser has the authority to buy and sell securities for them;

(p)

To the personal knowledge of the officers of NLFT III, NLFT III’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Old Funds’ prospectuses, except as previously disclosed in writing to NLFT II; and

(q)

The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2

NLFT II, on the New Funds’ behalf, represents and warrants to NLFT III, on the Old Funds’ behalf, as follows:

(a)

NLFT II (1) is a Delaware statutory trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Agreement and Declaration of Trust dated August 26, 2010 (“NLFT II Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)

At the Effective Time, each New Fund will be a duly established and designated series of NLFT II; the New Funds have not commenced operations and will not do so until after the Closing; and, immediately before the Closing, each New Fund will be a shell series of NLFT II, without assets (except the amount paid for the Initial

Shares if they have not already been redeemed by that time) or Liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the corresponding Old Fund’s business;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of NLFT II’s Board; and this Agreement constitutes a valid and legally binding obligation of NLFT II, with respect to the New Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)

Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Funds, except the Initial Shares;

(e)

No consideration other than the New Fund Shares (and each New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)

NLFT II, with respect to the New Funds, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, NLFT II’s Declaration or By Laws, or any Undertaking to which NLFT II, on the New Funds’ behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which NLFT II, on the New Funds’ behalf, is a party or by which it is bound;

(g)

No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to NLFT II’s knowledge, threatened against NLFT II with respect to the New Funds or any of its properties or assets attributable or allocable to the New Funds, that, if adversely determined, would materially and adversely affect NLFT II’s financial condition or the conduct of its business; and NLFT II, on the New Funds’ behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects NLFT II’s business or NLFT II’s ability to consummate the transactions contemplated hereby;

(h)

Each New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes; each New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year ending after the Effective Time as a RIC on Form 1120-RIC; each New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the corresponding Old Fund will meet the requirements of Subchapter M for qualification as a RIC at all times through the Closing, each New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for the taxable year in which the Reorganization occurs, and has met such requirements since its formation; and each New Fund intends to continue to meet all those requirements, and to continue to be eligible to and to so compute its federal income tax;

(i)

The New Fund Shares to be issued and delivered to the Old Funds, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by NLFT II;

(j)

The information to be furnished by NLFT II for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by NLFT III for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(k)

NLFT II’s Declaration permits NLFT II to vary its shareholders’ investment; NLFT II does not have a fixed pool of assets; and the series thereof (including each New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Funds’ investment adviser will have the authority to buy and sell securities for them.

3.3

Each Investment Company, on their respective Funds’ behalf, represents and warrants to the other Investment Company, on their respective Funds’ behalf, as follows:

(a)

No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on the respective Funds’ behalf, except for (1) NLFT III’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy Statement”), (2) NLFT II’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)

The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of the corresponding Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)

The Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)

The fair market value of the Assets will equal or exceed the Liabilities to be assumed by each New Fund and the Liabilities to which the Assets are subject;

(e)

None of the compensation received by any Shareholder who or that is an employee of or service provider to an Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)

No expenses incurred by the Old Fund or on their behalf, in connection with the Reorganization will be paid or assumed by the New Funds, Milliman, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)

Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the corresponding Old Fund Shares immediately before the Reorganization and (2) the New Funds will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same Liabilities that the Old Funds held or were subject to immediately before the Reorganization.

4.

COVENANTS

4.1

NLFT III covenants to call a meeting of each Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2

NLFT III covenants that it will assist NLFT II in obtaining information NLFT II reasonably requests concerning the beneficial ownership of the Old Fund Shares, subject to confidentiality agreements between the parties.

4.3

NLFT III covenants that it will turn over its books and records pertaining to each Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to NLFT II at the Closing, upon full payment of Reorganization Expenses.

4.4

Each Investment Company covenants to cooperate with the other in preparing the Proxy Statement and the Registration Statement in compliance with applicable federal and state securities laws.

4.5

Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) NLFT II, on the New Funds’ behalf, title to and possession of all the Assets, and (b) NLFT III, on the Old Funds’ behalf, title to and possession of the corresponding New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6

NLFT II covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Funds’ operations after the Effective Time.

4.7

Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.

CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1

All representations, covenants, and warranties of the New Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Funds shall have delivered to each of the Old Funds a certificate executed in each of the corresponding New Funds’ names by NLFT II’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Old Funds and dated as of the Closing Date, to such effect and as to such other matters as the Old Funds shall reasonably request.

5.2

All representations, covenants, and warranties of the Old Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Old Funds shall have delivered to the New Funds on such Closing Date a certificate executed in each Old Fund’s name by NLFT III’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Funds and dated as of such Closing Date, to such effect and as to such other matters as the New Funds shall reasonably request.

5.3

This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the shareholders of each Old Fund at the Shareholders Meeting;

5.4

All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on any Fund’s assets or properties;

5.5

At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6

The Investment Companies shall have received an opinion from Thompson Hine LLP (“Counsel”), substantially to the effect that, for federal income tax purposes, with respect to each Old Fund and its corresponding New Fund:

(a)

The New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by the corresponding Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares in liquidation of the Old Fund, will qualify as a “reorganization” within the meaning of section 368(a)(1) of the Code, and the Old Fund and the corresponding New Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code.

(b)

Under section 1032(a) of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the Assets of the corresponding Old Fund solely in exchange for the New Fund Shares and the assumption by the New Fund of the Liabilities of the corresponding Old Fund.

(c)

Under section 361 of the Code, no gain or loss will be recognized by the Old Fund upon the transfer of the Old Fund’s Assets to the corresponding New Fund solely in exchange for the New Fund Shares and the assumption by the New Fund of the Liabilities of the corresponding Old Fund or upon the distribution (whether actual or constructive) of the New Fund Shares to the Shareholders in exchange for their Old Fund Shares.

(d)

Under section 354(a)(1) of the Code, no gain or loss will be recognized by the Shareholders upon the exchange of their Old Fund Shares for the corresponding New Fund Shares in liquidation of the Old Fund pursuant to the Reorganization.

(e)

Under section 358(a)(1) of the Code, the aggregate adjusted basis of the New Fund Shares received by each Shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the corresponding Old Fund Shares held by such Shareholder immediately prior to the Closing.  Under section 1223(1) of the Code, the holding period of the New Fund Shares received by each Shareholder will include the period during which the corresponding Old Fund Shares exchanged therefor were held by such Shareholder (provided the Old Fund Shares were held as capital assets on the date of the Closing).

(f)

Under section 362(b) of the Code, the adjusted basis of the Assets of the Old Fund acquired by the corresponding New Fund will be the same as the adjusted basis of such assets to the Old Fund immediately prior to the Reorganization, and under section 1223(2) of the Code, the holding period of the assets of the Old Fund in the hands of the corresponding New Fund will include the period during which those assets were held by the Old Fund.

(g)

The New Fund will succeed to and take into account the items of the corresponding Old Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Counsel appropriate to render the opinions expressed therein.  The delivery of such opinion is conditioned upon receipt by Counsel of representations it shall request of NLFT III and NLFT II.

5.7

Before the Closing, with respect to each New Fund, NLFT II’s Board shall have authorized the issuance of, and NLFT II shall have issued, one New Fund Share (“Initial Share”) to Gemini Fund Services, LLC (“Gemini”), or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as each New Fund’s sole shareholder;

5.8

NLFT II, on each New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract and other agreements and plans necessary for each New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by NLFT II’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Gemini or its affiliate as each New Fund’s sole shareholder; and

5.9

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on the respective Funds’ shareholders’ interests.

6.

EXPENSES

The Reorganization Expenses shall be paid by Milliman.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Old Funds’ prospectus supplements and their Registration Statements, and printing and distributing the New Funds’ prospectuses and the Old Funds’ proxy materials; (2) legal and accounting fees; (3) transfer agent and custodian conversion costs; (4) transfer taxes for foreign securities; (5) proxy solicitation costs; (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses; and (7) expenses of liquidating the Old Funds.  Both the Old Funds and Milliman each shall remain liable for their respective portion of the expenses, as described above, in the event this Agreement is terminated pursuant to paragraph 8.  Notwithstanding the foregoing, expenses shall be paid by the Old Funds directly if and to the extent that the payment thereof by another person would result in the Old Funds’ disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.

ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.

TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1

By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [DATE], 2014, or such other date as to which the Investment Companies agree; or

8.2

By the mutual agreement of the Investment Companies.

8.3

By NLFT II, in the event that any of the Old Funds’ do not receive the requisite shareholder approval of the reorganization.

In the event of termination under paragraphs 8.1(c) or (d), neither Investment Company (nor its trustees, directors, officers, or shareholders) shall have any liability to the other Investment Company.

9.

AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Old Funds’ shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.  No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.

SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.

MISCELLANEOUS

11.1

This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2

Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than NLFT II, on the New Funds’ behalf, or NLFT III, on the Old Funds’ behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3

Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the respective Funds but are only binding on and enforceable against its property attributable to and held for the benefit of the respective Funds (“Funds’ Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or the respective Funds’ behalf, shall look only to the other Funds’ Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST II, on behalf of the Even Keel Managed Risk Fund, the Even Keel Opportunities Managed Risk Fund, the Even Keel Traveler Managed Risk Fund and the Even Keel Explorer Managed Risk Fund.

By:  ___________________________________

Name:

Kevin Wolf

Title:

President

NORTHERN LIGHTS FUND TRUST III on behalf of the Even Keel Managed Risk Fund, the Even Keel Opportunities Managed Risk Fund, and Even Keel Traveler Managed Risk Fund and the Even Keel Explorer Managed Risk Fund.

By:  ___________________________________

Name:

Andrew Rogers

Title:

President

Solely for purposes of paragraph 6,

MILLIMAN FINANCIAL RISK MANAGEMENT, LLC.

By:  ___________________________________

Name:

Kenneth P. Mungan

Title:

Principal

Northern Lights Fund Trust III

17605 Wright Street

Omaha, NE 68154-1150

EVEN KEEL MANAGED RISK FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on [DATE AND TIME], and at any and all adjournments thereof, all shares of beneficial interest of the Even Keel Managed Risk Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II;  and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature        Date

_______________________________________Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II.	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Northern Lights Fund Trust III

17605 Wright Street

Omaha, NE 68154-1150

EVEN KEEL OPPORTUNITIES MANAGED RISK FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on [DATE AND TIME], and at any and all adjournments thereof, all shares of beneficial interest of the Even Keel Opportunities Managed Risk Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II;  and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature        Date

_______________________________________Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II.	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Northern Lights Fund Trust III

17605 Wright Street

Omaha, NE 68154-1150

EVEN KEEL TRAVELER MANAGED RISK FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on [DATE AND TIME], and at any and all adjournments thereof, all shares of beneficial interest of the Even Keel Traveler Managed Risk Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II;  and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature        Date

_______________________________________Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II.	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

Northern Lights Fund Trust III

17605 Wright Street

Omaha, NE 68154-1150

EVEN KEEL EXPLORER MANAGED RISK FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Andrew Rogers, Kevin E. Wolf and James P. Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788 on [DATE AND TIME], and at any and all adjournments thereof, all shares of beneficial interest of the Even Keel Explorer Managed Risk Fund (the “Fund”), on the proposals set forth regarding the approval of: (i) an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II;  and (ii) any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR”: (i) THE INVESTMENT ADVISORY AGREEMENT AND (ii) IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature        Date

_______________________________________Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a corresponding new series of Northern Lights Fund Trust II.	□	□	□

______________________________________________________________

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [ ]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE